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                                                             EXHIBIT 23.2

                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 9, 2002, in the Registration Statement on Form S-4 and the related Prospectus of Salt Holdings Corporation dated April 17, 2003.

                                                     /s/ Ernst & Young LLP


Kansas City, Missouri
April 16, 2003